[Letterhead of Cooperative Bankshares, Inc.]

                 COOPERATIVE BANKSHARES REPORTS ANNUAL EARNINGS
                             INCREASE OF 71 PERCENT.


For Immediate Release: January 28, 2003

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the twelve months ended December 31, 2002, of $4,944,497 or $1.73 per diluted share, a 71.2% increase over the same period last year. Net income for the twelve months ended December 31, 2001 was $2,888,943 or $1.02 per diluted share.

     Net income for the quarter ended December 31, 2002, was $1,304,954 or $.46 per diluted share, an increase of $498,732 or 61.9% over the same quarter last year. Net income for the quarter ended December 31, 2001 was $806,222 or $0.28 per diluted share.

     Total assets at December 31, 2002, were $504.2 million; stockholders' equity was $38.4 million and represented 7.63% of assets.

     Cooperative Bankshares, Inc. is the parent company of Cooperative Bank. Chartered in 1898, Cooperative Bank provides a full range of financial services through 17 financial centers in Eastern North Carolina. The Bank's subsidiary, Lumina Mortgage, Inc., is a mortgage banking firm, originating and selling residential mortgage loans through offices in Wilmington, North Carolina; North Myrtle Beach, South Carolina; and Virginia Beach, Virginia.


FOR ADDITIONAL INFORMATION

                       Frederick Willetts, III, President
                Todd L. Sammons, CPA, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary

            COOPERATIVE BANKSHARES, INC.
                   201 MARKET ST.                                UNAUDITED SELECTED FINANCIAL DATA
                WILMINGTON, NC 28401                                      NASDAQ SYMBOL: COOP

------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                              12/31/02       09/30/02        06/30/02        03/31/02           12/31/01
------------------------------------------------------------------------------------------------------------------------
ASSETS                                   $504,209,577    $498,035,065   $479,434,570     $462,845,520      $458,114,065
STOCKHOLDERS'  EQUITY                      38,448,261      37,065,288     35,775,614       34,142,488        33,618,280
DEPOSITS                                  357,254,096     359,872,874    360,535,738      352,082,543       339,830,052
BOOK VALUE (2,835,947 SHARES
    as of 12/31/02)                             13.56           13.07          12.62            12.04             11.86

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE           249,203         424,080        224,528          780,364         2,562,681
  NON-ACCRUAL LOANS                           334,289         124,892          6,607          299,271           505,378
  FORECLOSED REO                              619,163         599,588      1,283,041        1,192,133           759,272
                                         ------------    ------------   ------------     ------------      ------------
    TOTAL NON-PERFORMING ASSETS          $  1,202,655    $  1,148,560   $  1,514,176     $  2,271,768      $  3,827,331
                                         ============    ============   ============     ============      ============

------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                     12/31/2002      9/30/2002       6/30/2002         3/31/2002       12/31/2001
------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                              3.55%           3.54%          3.57%            3.33%             2.97%
  (net interest income/average
     interest-earning assets)

EARNING ASSETS / LIABILITIES                   107.60%         107.20%        106.60%          106.80%           106.60%

STOCKHOLDERS' EQUITY/ASSETS                      7.63%           7.44%          7.46%            7.38%             7.34%

------------------------------------------------------------------------------------------------------------------------

NET INCOME                               $  1,304,954    $  1,219,879    $ 1,131,162     $  1,288,502 *    $    806,222

NET INCOME  PER DILUTED SHARE            $       0.46    $       0.43    $      0.40     $       0.45      $       0.28
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                          2,866,802       2,861,290      2,861,143        2,843,398         2,832,285

ALLOWANCE FOR LOAN LOSSES
    PROVISION                            $    220,000    $    120,000    $   120,000     $    280,000          $ 160,000
    CHARGE OFFS                                13,547          10,317        118,404          218,060             15,472
    RECOVERIES                                 28,218             649            624            4,895                657
                                         ------------    ------------   ------------     ------------        -----------
    BALANCE                              $  2,936,795    $  2,702,124    $ 2,591,792     $  2,589,572        $ 2,522,737
                                         ============    ============   ============     ============        ===========

Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

* Includes gain on sale of real estate of $285,728 after tax.

             COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                           DECEMBER 31, 2002              DECEMBER 31, 2001*
                                                                           -----------------              ------------------
                                                                              (UNAUDITED)
                                ASSETS
  Cash and due from banks, noninterest-bearing                                 $ 11,858,603                $ 10,709,799
  Interest-bearing deposits in other banks                                               --                   1,585,779
                                                                              -------------               -------------
    Total cash and cash equivalents                                              11,858,603                  12,295,578
  Securities:
    Available for sale (amortized cost of $41,033,409 in December 2002
     and $42,661,527 in December 2001)                                           42,075,212                  42,970,180
    Held to maturity (estimated market value of $8,009,087 in December
     2002 and $5,282,815 in December 2001)                                        7,859,955                   5,000,000
  FHLB stock                                                                      4,054,700                   4,154,900
  Loans held for sale                                                            25,659,935                          --
  Loans                                                                         393,812,940                 375,980,628
   Less allowance for loan losses                                                 2,936,795                   2,522,737
                                                                              -------------               -------------
    Net loans                                                                   390,876,145                 373,457,891
  Other real estate owned                                                           619,163                     759,272
  Accrued interest receivable                                                     2,239,826                   2,637,367
  Premises and equipment, net                                                     7,019,219                   6,471,715
  Other assets                                                                   11,946,819                  10,367,162
                                                                              -------------               -------------
          Total assets                                                        $ 504,209,577               $ 458,114,065
                                                                              =============               =============
                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                    $ 357,254,096               $ 339,830,052
  Short-term borrowings                                                          61,585,827                  35,000,000
  Escrow deposits                                                                   223,604                     220,944
  Accrued interest payable                                                          284,568                     264,391
  Accrued expenses and other liabilities                                          3,320,629                   1,083,242
  Long-term obligations                                                          43,092,592                  48,097,156
                                                                              -------------               -------------
       Total liabilities                                                        465,761,316                 424,495,785
                                                                              -------------               -------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                     --                          --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,835,947 and 2,835,447 shares issued and outstanding                         2,835,947                   2,835,447
  Additional paid-in capital                                                      2,440,645                   2,435,720
  Accumulated other comprehensive income                                            635,500                     188,278
  Retained earnings                                                              32,536,169                  28,158,835
                                                                              -------------               -------------
       Total stockholders' equity                                                38,448,261                  33,618,280
                                                                              -------------               -------------
          Total liabilities and stockholders' equity                          $ 504,209,577               $ 458,114,065
                                                                              =============               =============
Book value per common share                                                         $ 13.56                     $ 11.86
                                                                              =============               =============

*Derived from audited consolidated financial statements.

        COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF OPERATIONS
                        (Unaudited)

                                                  THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                      DECEMBER 31,              DECEMBER 31,
                                                  2002          2001          2002          2001
                                              -----------   -----------   -----------   -----------
INTEREST INCOME:
  Loans                                       $ 6,680,379   $ 6,794,216   $26,611,364   $27,980,414
  Securities                                      633,045       630,991     2,613,110     2,611,299
  Other                                             9,242        19,791        51,633       271,767
  Dividends on FHLB stock                          51,457        59,697       219,730       253,918
                                              -----------   -----------   -----------   -----------
       Total interest income                    7,374,123     7,504,695    29,495,837    31,117,398
                                              -----------   -----------   -----------   -----------
INTEREST EXPENSE:
  Deposits                                      2,230,605     3,402,489    10,148,866    15,352,845
  Borrowed funds                                1,003,838       972,180     3,726,021     3,563,469
                                              -----------   -----------   -----------   -----------
       Total interest expense                   3,234,443     4,374,669    13,874,887    18,916,314
                                              -----------   -----------   -----------   -----------

NET INTEREST INCOME                             4,139,680     3,130,026    15,620,950    12,201,084
Provision for loan losses                         220,000       160,000       740,000       460,000
                                              -----------   -----------   -----------   -----------
       Net interest income after provision
         for loan losses                        3,919,680     2,970,026    14,880,950    11,741,084
                                              -----------   -----------   -----------   -----------
NONINTEREST INCOME:
   Net gains on sale of loans                   1,087,003         8,730     1,852,388        11,150
   Net gains (losses) on sale of securities          --          14,687       135,182       125,172
   Service charges and fees on loans              171,038       220,100       649,074       731,338
   Deposit-related fees                           259,916       249,480     1,030,429       967,171
   Gain on sale of real estate                       --            --         464,977          --
   Bank-owned life insurance earnings             113,196       100,104       398,528       100,104
   Other income, net                               35,369        37,190       223,008       105,324
                                              -----------   -----------   -----------   -----------
       Total noninterest income                 1,666,522       630,291     4,753,586     2,040,259
                                              -----------   -----------   -----------   -----------
NONINTEREST EXPENSE:
   Compensation and fringe benefits             1,962,212     1,335,215     7,016,029     5,124,945
   Occupancy and equipment                        630,181       467,717     2,317,141     2,073,635
   Professional and examination fees              277,167        73,621       570,229       238,681
   Advertising                                    117,912        76,829       357,775       277,758
   Real estate owned                                5,041        17,096        14,300        22,053
   Other                                          457,325       391,678     1,612,495     1,566,080
                                              -----------   -----------   -----------   -----------
     Total noninterest expenses                 3,449,838     2,362,156    11,887,969     9,303,152
                                              -----------   -----------   -----------   -----------

Income before income taxes                      2,136,364     1,238,161     7,746,567     4,478,191
Income tax expense                                831,410       431,939     2,802,070     1,589,248
                                              -----------   -----------   -----------   -----------
NET INCOME                                    $ 1,304,954   $   806,222   $ 4,944,497   $ 2,888,943
                                              ===========   ===========   ===========   ===========
NET INCOME PER SHARE:
   Basic                                      $      0.46   $      0.29   $      1.74   $      1.03
                                              ===========   ===========   ===========   ===========
   Diluted                                    $      0.46   $      0.28   $      1.73   $      1.02
                                              ===========   ===========   ===========   ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                        2,835,947     2,826,433     2,835,712     2,797,317
                                              ===========   ===========   ===========   ===========
   Diluted                                      2,866,802     2,832,285     2,859,014     2,823,191
                                              ===========   ===========   ===========   ===========

                                                                                  For the quarter ended
                                                            DECEMBER 31, 2002                      DECEMBER 31, 2001
                                                      --------------------------------      -------------------------------
(DOLLARS IN THOUSANDS)                                                         Average                              Average
                                                      Average                   Yield/      Average                 Yield/
                                                      Balance      Interest      Cost       Balance     Interest     Cost
                                                      -------      --------    -------      -------     --------    -------
Interest-earning assets:
   Interest-bearing deposits in other banks            $2,569       $    9       1.40%       $3,749        $20       2.13%
   Securities:
        Available for sale                             40,958          513       5.01%       38,904        543       5.58%
        Held to maturity                                8,147          121       5.94%        5,685         88       6.19%
   FHLB stock                                           4,100           51       4.98%        3,778         60       6.35%
   Loan portfolio                                     410,919        6,680       6.50%      369,879      6,794       7.35%
                                                     --------       ------                 --------     ------
    Total interest-earning assets                     466,693        7,374       6.32%      421,995      7,505       7.11%

Non-interest earning assets                            28,427                                25,219
                                                     --------                              --------
Total assets                                         $495,120                              $447,214
                                                     ========                              ========

Interest-bearing liabilities:
   Deposits                                           337,366        2,229       2.64%      324,480      3,403       4.20%
   Borrowed funds                                      96,460        1,005       4.17%       71,402        972       5.45%
                                                     --------       ------                 --------     ------
    Total interest-bearing liabilities                433,826       $3,234       2.98%      395,882     $4,375       4.42%
                                                                    ------                              ------

Non-interest bearing liabilities                       23,041                                17,695
                                                     --------                              --------
    Total liabilities                                 456,867                               413,577
    Stockholders' equity                               38,253                                33,637
                                                     --------                              --------
Total liabilities and stockholders' equity           $495,120                              $447,214
                                                     ========                              ========
Net interest income                                                 $4,140                              $3,130
                                                                    ======                              ======
Interest rate spread                                                             3.34%                               2.69%
                                                                                =====                               =====
Net yield on interest-earning assets                                             3.55%                               2.97%
                                                                                =====                               =====
Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                                  107.6%                              106.6%
                                                                                =====                               =====